SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   ----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                   EATON VANCE FLORIDA MUNICIPAL INCOME TRUST
             (Exact Name of Registrant as Specified in its Charter)


            MASSACHUSETTS                               04-6880056
(State of Incorporation or Organization)              (I.R.S. Employer
                                                    Identification No.)

24 FEDERAL STREET, BOSTON, MASSACHUSETTS                    02110
(Address of Principal Executive Offices)                    (Zip Code)

If this form relates to the  registration  of a class of securities  pursuant to
Section  12(b)  of  the  Exchange  Act  and is  effective  pursuant  to  General
Instruction A.(c), check the following box.                      /X/

If this form relates to the  registration  of a class of securities  pursuant to
Section  12(g)  of  the  Exchange  Act  and is  effective  pursuant  to  General
Instruction A.(d), check the following box.                      / /

Securities  Act  registration  statement file number to which this form relates:
333-68723.

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class                       Name of Each Exchange on which
      to be so Registered                       Each Class is to be Registered
      -------------------                       ------------------------------

      Shares of Beneficial Interest,                  New York Stock Exchange
      $0.01 Par Value Per Share

Securities to be registered pursuant to Section 12(g) of the Act:

                              None
                              ----
                        (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

      The description of the Registrant's securities to be registered is incorporated by reference to the description contained under the caption "Description of Capital Shares" in the Registrant's Registration Statement on Form N-2 (Nos. 333-68723 and 811-09143) as filed electronically with the Securities and Exchange Commission on December 11, 1998 (Accession No. 0000940394-98-000413)("Registration Statement on Form N-2"), as the same may be amended.

Item 2.     EXHIBITS.

      (a)  The following exhibits are being filed with the Commission:

           1. Registrant's Registration Statement on Form N-2, which was filed electronically with the Securities and Exchange Commission on December 11, 1998 (Accession No. 0000940394-98-000413)
               ("Registration Statement on Form N-2"), is incorporated herein by reference;

           2. Form of Specimen Certificate for Registrant's Shares, par value $.01 per share, which was filed electronically as exhibit (d) to the Registrant's Registration Statement on Form N-2, is incorporated herein by reference;

           3.  Declaration   of   Trust   of   Registrant,   which   was   filed
               electronically as exhibit (a) to the Registrant's Registration Statement on Form N-2, is incorporated herein by reference;

           4.  By-laws of Registrant, which were filed electronically as exhibit
               (b) to the Registrant's Registration Statement on Form N-2, are incorporated herein by reference.

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, this 14th day of December, 1998.


                              EATON VANCE FLORIDA MUNICIPAL INCOME TRUST



                              By:  /s/ Alan R. Dynner
                                   -----------------------
                              Name: Alan R. Dynner
                              Title:  Vice President